UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2009

WENDY’S/ARBY’S GROUP, INC.
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(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(678) 514-4100

(Former Name or Former Address, if Changed Since Last Report):		N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

    On May 28, 2009, Wendy’s/Arby’s Group, Inc. (the “Company”) amended and restated its certificate of incorporation (the “Certificate of Incorporation”) to reflect approval of the following proposals at the Company’s 2009 annual meeting of stockholders:

•	to adopt an amendment and restatement of the Certificate of Incorporation to refer to “Class A Common Stock” as “Common Stock” and make other conforming changes;

•
to adopt an amendment and restatement of the Certificate of Incorporation to provide that, in the absence of the Chairman of the Board, the alternate presiding chairman at a meeting of the Company’s stockholders would be, in order, the Vice Chairman, the Chief Executive Officer or a person designated by a majority of the Board of Directors;

•	to adopt an amendment and restatement of the Certificate of Incorporation to change the advance notice procedures for stockholder proposals and director nominations; and

•
to adopt an amendment and restatement of the Certificate of Incorporation to repeal Article VI thereof, which imposed super-majority stockholder approval requirements for certain business combination transactions between the Company and an interested stockholder.

The foregoing description of the amendments reflected in the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation, which was filed with the Secretary of State of the State of Delaware on May 28, 2009 and is attached as Exhibit 3.1 hereto and incorporated by reference herein.

On May 28, 2009, effective simultaneously with effectiveness of the Amended and Restated Certificate of Incorporation, the Board of Directors of the Company amended and restated the Company’s by-laws (the “By-Laws”) to conform the following provisions of the By-Laws to the Amended and Restated Certificate of Incorporation:

•
Article II, Section 11 of the By-Laws was amended to provide that, the absence of the Chairman of the Board, the alternate presiding chairman at a meeting of the Company’s stockholders would be, in order, the Vice Chairman, the Chief Executive Officer or a person designated by a majority of the Board of Directors; and

•
Article VIII of the By-Laws, which provides for director and officer indemnification, was amended to conform to the indemnification provisions of Article VI of the Amended and Restated Certificate of Incorporation.

The foregoing description of the amendments reflected in the Amended and Restated By-Laws is qualified in its entirety by reference to the Amended and Restated By-Laws attached as Exhibit 3.2 hereto and incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

(d)           Exhibits

3.1	Amended and Restated Certificate of Incorporation of Wendy’s/Arby’s Group, Inc., as filed with the Secretary of State of the State of Delaware on May 28, 2009.

3.2	Amended and Restated By-Laws of Wendy’s/Arby’s Group, Inc., as amended and restated as of May 28, 2009.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S/ARBY’S GROUP, INC.
By: /s/ NILS H. OKESON

Nils H. Okeson
Senior Vice President,
General Counsel and Secretary

Dated: May 29, 2009

EXHIBIT INDEX

Exhibit                      Description

3.1	Amended and Restated Certificate of Incorporation of Wendy’s/Arby’s Group, Inc., as filed with the Secretary of State of the State of Delaware on May 28, 2009.

3.2	Amended and Restated By-Laws of Wendy’s/Arby’s Group, Inc., as amended and restated as of May 28, 2009.